EXHIBIT 10.1 EXECUTION COPY AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FERRARA BROS., LLC (a Delaware limited liability company) Effective as of April 9, 2015

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ............................................................................................................1  1.1  Definitions................................................................................................................1  1.2  Construction; Usage Generally ...............................................................................4  1.3  Cross References to Other Defined Terms .............................................................5  ARTICLE II THE COMPANY AND ITS BUSINESS ...................................................................6  2.1  Formation .................................................................................................................6  2.2  Company Name .......................................................................................................6  2.3  Effective Date ..........................................................................................................6  2.4  Term .........................................................................................................................6  2.5  Offices ......................................................................................................................6  2.6  Registered Office and Registered Agent ..................................................................6  2.7  Filings; Authorized Persons .....................................................................................6  2.8  Purposes ...................................................................................................................6  2.9  No Partnership .........................................................................................................6  ARTICLE III CAPITAL CONTRIBUTIONS; DISTRIBUTIONS ................................................7  3.1  Admission ................................................................................................................7  3.2  Additional Capital Contributions .............................................................................7  3.3  No Interest in Company Property ............................................................................7  3.4  Distributions .............................................................................................................7  ARTICLE IV MEMBERSHIP INTEREST.....................................................................................8  4.1  Membership Interest ................................................................................................8  4.2  Designation of Membership Interest ........................................................................9  4.3  Issue of Membership Interests; Register; Transfer ..................................................9  4.4  Certificates ...............................................................................................................9  ARTICLE V MANAGEMENT OF THE COMPANY ...................................................................9  5.1  Management and Control of the Company ...............................................................9  5.2  Members Shall Not Manage or Control ...................................................................9  5.3  Board of Managers ...................................................................................................9  5.4  Meetings of the Board of Managers.......................................................................10  5.5  Quorum and Voting ...............................................................................................10  5.6  Procedural Matters of the Board of Managers .......................................................10  5.7  Officers ..................................................................................................................11  5.8  Terms of Office; Resignation; Removal ................................................................11  5.9  Compensation ........................................................................................................12  5.10  Subsidiaries ............................................................................................................12  ARTICLE VI MEMBERS AND MEETINGS ..............................................................................12  6.1  Members .................................................................................................................12

ii 6.2  Admission of New Members .................................................................................12  6.3  Resignation ............................................................................................................12  6.4  Power of Members .................................................................................................12  6.5  Meetings of Members ............................................................................................12  6.6  Place of Meetings ...................................................................................................12  6.7  Notice of Members’ Meetings ...............................................................................12  6.8  Waiver of Notice ....................................................................................................13  6.9  Voting ....................................................................................................................13  6.10  Quorum; Vote Required .........................................................................................13  6.11  Action by Written Consent of Members ................................................................13  6.12  Voting by Ballot .....................................................................................................14  6.13  No Cumulative Voting ...........................................................................................14  ARTICLE VII EXCULPATION; INDEMNIFICATION; LIABILITY; OPPORTUNITY .........14  7.1  Exculpation ............................................................................................................14  7.2  Indemnification ......................................................................................................15  7.3  Liability; Duties .....................................................................................................16  7.4  Insurance ................................................................................................................16  7.5  Limited Liability Company Opportunity ...............................................................16  ARTICLE VIII ACCOUNTING; FINANCIAL AND TAX MATTERS .....................................17  8.1  Books and Records; Reports ..................................................................................17  8.2  Fiscal Year; Taxable Year .....................................................................................17  8.3  Bank and Investment Accounts .............................................................................17  8.4  Tax Election ...........................................................................................................18  ARTICLE IX TRANSFERS OF MEMBERSHIP INTERESTS ...................................................18  9.1  Limitation on Transfer ...........................................................................................18  9.2  Effect of Transfer ...................................................................................................18  9.3  Tolling ....................................................................................................................18  9.4  Restrictive Covenants ............................................................................................18  9.5  Put and Call Option ................................................................................................19  ARTICLE X DISSOLUTION OF COMPANY; LIQUIDATION AND DISTRIBUTION OF ASSETS .......................................................................................................................21  10.1  Events of Dissolution .............................................................................................21  10.2  Liquidation; Winding Up .......................................................................................21  10.3  Survival of Rights, Duties and Obligations ...........................................................22  10.4  Claims of the Members ..........................................................................................22  ARTICLE XI MISCELLANEOUS ...............................................................................................22  11.1  Expenses ................................................................................................................22  11.2  Further Assurances.................................................................................................22  11.3  Notices ...................................................................................................................22  11.4  Amendments; Termination ....................................................................................22  11.5  Severability ............................................................................................................22  11.6  Headings and Captions ..........................................................................................23

iii 11.7  Counterparts ...........................................................................................................23  11.8  GOVERNING LAW ..............................................................................................23  11.9  Jurisdiction .............................................................................................................23  11.10  Entire Agreement; Non-Waiver .............................................................................23  11.11  No Third Party Beneficiaries .................................................................................23  11.12  No Right to Partition ..............................................................................................23  11.13  Investment Representation and Indemnity.............................................................24  Schedule 3.1 Members, Addresses, Membership Interests and Initial Capital Contributions

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FERRARA BROS., LLC THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Agreement”) of Ferrara Bros., LLC, a Delaware limited liability company (the “Company”), effective as of April 9, 2015 (the “Effective Date”), is adopted and entered into by and among the Members and the Company. WHEREAS, the Company was formed as a limited liability company under the Act upon the filing of its Certificate of Formation with the Secretary of State of the State of Delaware on March 30, 2015 (the “Certificate of Formation”); WHEREAS, the Company filed a Certificate of Amendment on April 8, 2015 to its Certificate of Formation changing its name from USCF&B Acquisition Co, LLC to Ferrara Bros., LLC; WHEREAS, the Company and its Member previously adopted and entered into that certain Limited Liability Company Agreement, effective as of March 30, 2015 (the “Prior Agreement”); and WHEREAS, the Member desires to amend and restate the Prior Agreement in its entirety and enter into this Agreement for the purpose of governing the affairs of, and the conduct of the business of, the Company; NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below: “Act” means the Delaware Limited Liability Company Act, as amended from time to time. “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person. The term “control” (including the terms “controlled by” and “under common control with”) as used in this definition means the possession, directly or indirectly (including through one or more intermediaries), of the power or authority to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term “Affiliated” shall have a correlative meaning. “Board of Managers” means the Board of Managers provided for in Article V. “Business” means the production, distribution, mining, pumping, hauling, delivering, supplying or sale of ready-mixed concrete together with such other businesses currently operated by, or currently proposed to be operated by, Parent, the Company or any of their respective Subsidiaries or

2 Affiliates; and (ii) any similar, related or complementary business or activity related to any of the forgoing that the Company or its Subsidiaries conducts, as may be reasonably modified or expanded by the Board of Managers as set forth herein. “Business Day” means any calendar day that is not a Saturday, Sunday or other calendar day on which banks are required or authorized to be closed in the City of New York. “Capital Contribution” means the contribution made by a Member in accordance with Section 3.1. “Cause” means, with respect to any holder of Incentive Interests, the definition of Cause in such holders’ employment agreement or grant award agreement with the Company or its Subsidiaries; provided, however, the Cause shall also include (i) such holder’s commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (ii) such holder’s conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates in any material way, (iii) such holder’s material failure to perform duties as reasonably directed by the Company or its Affiliates or such holder’s material violation of any rule, regulation, policy or plan for the conduct of any service provider to the Company or its Affiliates or its or their business (which, if curable, is not cured within ten (10) days after notice thereof is provided to such holder), (iv) such holder’s gross negligence, willful malfeasance or material act of disloyalty with respect to the Company or its Affiliates (which, if curable, is not cured within ten (10) days after notice thereof is provided to such holder), or (v) such holder’s breach of Article IX and failure to cure such breach following written notice from the Company. “Class A Members” means such Members holding Class A Membership Interests, in their capacity as holders thereof. “Class B Members” means such Members holding Class B Incentive Interests, in their capacity as holders thereof. “Code” means the Internal Revenue Code of 1986, as amended, including any successor provisions and transition rules. “Commission” means the United States Securities and Exchange Commission. “Competitive Activities” shall mean, directly or indirectly (including, without limitation, through one or more Affiliates), owning, establishing, managing, joining, operating, performing, engaging in, participating in, being employed by, controlling, working for, consulting with, rendering services for, doing business with, maintaining any interest in (proprietary, financial or otherwise) or participating in the ownership establishment, management, operation or control of, any Competitive Business in the applicable Restricted Territory. For the purposes of this Agreement, the following activities shall not be deemed to be Competitive Activities: (i) investing in publicly-traded equity securities of a Competitive Business constituting less than five percent (5%) of the outstanding securities of such class, (ii) owning shares or securities in any mutual fund, or (iii) owning less than five percent (5%) of the equity securities of a private equity or other private investment fund that owns a Competitive Business. “Competitive Business” shall mean any Person engaged in the Business. “Designated Event” means any event which the Board of Managers determines is a “Designated Event” under this Agreement, including any actual or potential change of control, any transaction, any financing or refinancing, or any other event requiring or with respect to which it is

3 advisable or in the interest of the Company, its Subsidiaries, or its Affiliates for a member of the Parent Group to purchase the Put/Call Interests, in each case, only to the extent such change of control, transaction, financing, refinancing, or other event is affirmatively determined by the Board of Managers to be a “Designated Event” pursuant to this Agreement. “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder. “GAAP” means United States generally accepted accounting principles in effect from time to time. “Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. “Incentive Interests” means the Class B Incentive Interests and any other membership interests designated as incentive interests by the Board of Managers. “Manager” means a natural person or entity serving as a member of the Board of Managers in accordance with this Agreement. “Members” means the Persons who are parties hereto holding Membership Interests as listed on Schedule 3.1; provided, however, that such term shall also include such other Persons who shall become members of the Company in accordance with the terms of this Agreement and pursuant to and in accordance with the Act; provided, further, however, that a Person shall cease to be a Member for purposes of this Agreement at such time as such Person ceases to own any Membership Interests. Holders of Incentive Interests, including the Class B Incentive Interests, shall not be treated as, and shall not have any rights of, Members other than the right to receive distributions, if any, pursuant to Section 3.4 and the obligations applicable to Members in Article IX and Article XI or as otherwise explicitly provided herein or by the Board of Managers. “Parent” means U.S. Concrete, Inc., a Delaware corporation, and its successors and assigns. “Parent Group” means (i) each direct or indirect subsidiary of Parent holding Class A Membership Interests, which shall initially be only USC Atlantic, Inc. and (ii) any other Person holding Class A Membership Interests and designated as a member of the Parent Group by Parent, in each case other than the Company. “Per Class B Incentive Interests Price” means the price per vested Class B Incentive Interest set forth in the applicable grant/award agreement with respect thereto. “Percentage Ownership” means, with respect to any Member, the fraction, expressed as a percentage, the numerator of which is the total number of Membership Interests held by such Member and the denominator of which is the total number of Membership Interests issued and outstanding at the time of determination, excluding, from each of the numerator and the denominator above, any options, warrants, convertible debt obligations, Incentive Interests or similar Securities. “Person” means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, estate, unincorporated organization, Governmental

4 Authority or other entity and shall include any “group” within the meaning of the regulations promulgated by the Commission under Section 13(d) of the Exchange Act. “Related Person” means (i) any Affiliate of the Company (other than a Subsidiary of the Company) and (ii) any other Person if such other Person and its Affiliates, beneficially own (within the meaning of Rule 13d-3 under the Exchange Act), in the aggregate more than ten percent (10%) of the outstanding Membership Interests. “Restricted Territory” means the United States and any other geographic region in which the Company or its Subsidiaries operate the Business as of any relevant date. “Securities” means “securities” as defined in Section 2(a)(1) of the Securities Act and includes, with respect to any Person, such Person’s capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person’s capital stock. “Securities Act” means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder. “Share Purchase Agreement” means that certain Share Purchase Agreement entered into by and among Ferrara Bros. Building Materials Corp., a New York corporation, Ferrara Family Holding Corp., a New York corporation, the Seller’s Representative (as defined therein), and the Company. “Subsidiary” means, with respect to any Person, any other Person, whether incorporated or unincorporated, in which the Company or any one or more of its other Subsidiaries, directly or indirectly, owns or controls: (i) fifty percent (50%) or more of the securities or other ownership interests, including profits, equity or beneficial interests; or (ii) securities or other interests having by their terms ordinary voting power to elect more than fifty percent (50%) of the board of directors or others performing similar functions with respect to such other Person that is not a corporation. “Tax” and “Taxes” means any federal, state, local, or non-U.S. taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Transfer” means any, direct or indirect, transfer, sale, assignment, pledge, hypothecation or other disposition of any Membership Interest, whether voluntary or involuntary, or any agreement to transfer, sell, assign, pledge, hypothecate or otherwise dispose of any Membership Interest, including any such transfer, sale, assignment, pledge, hypothecation, disposition by operation of law or otherwise to an heir, successor or assign. The term “Transferred” shall have a correlative meaning. 1.2 Construction; Usage Generally. The definitions in this Article I or the Schedules to this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections and Schedules shall be deemed to be references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. All Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein and, unless otherwise defined therein, all terms used in any Schedule shall have the meaning ascribed to such term in this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All accounting terms not defined in this Agreement shall have the meanings determined by GAAP. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this

5 Agreement. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference in this Agreement to $ shall mean U.S. dollars. In calculating any Member’s ownership of Membership Interests for the purposes of determining whether a Member shall have certain rights under this Agreement, all Membership Interests held by Affiliated Members shall be aggregated for the purposes of such determination; provided, however, that no Membership Interests shall be attributed to more than one Person within any such group of Affiliated Members. 1.3 Cross References to Other Defined Terms. Each capitalized term listed below is defined on the corresponding page of this Agreement: Term Page No. Agreement ...................................................................................................................... 1 Call Notice ................................................................................................................... 20 Call Option ................................................................................................................... 20 Call Option Period ....................................................................................................... 20 Certificate of Formation ................................................................................................. 1 Class A Membership Interests ....................................................................................... 8 Class B Incentive Interests ............................................................................................. 8 Company ........................................................................................................................ 1 Damages....................................................................................................................... 15 Determination Date ...................................................................................................... 19 Effective Date ................................................................................................................ 1 Effective Transfer Time ............................................................................................... 18 Event of Dissolution .................................................................................................... 21 Indemnitee ................................................................................................................... 15 Membership Interest ...................................................................................................... 8 Non-USCR Member .................................................................................................... 18 Notice ........................................................................................................................... 20 Option .......................................................................................................................... 20 Parent Determination Date ........................................................................................... 20 Prior Agreement ............................................................................................................. 1 Protected Person .......................................................................................................... 14 Put Notice .................................................................................................................... 20 Put Option .................................................................................................................... 20 Put Option Period ......................................................................................................... 20 Put/Call Interests .......................................................................................................... 20 Put/Call Option Period ................................................................................................. 20 Put/Call Seller .............................................................................................................. 19 Restricted Employee .................................................................................................... 18 Restricted Member ....................................................................................................... 18

6 ARTICLE II THE COMPANY AND ITS BUSINESS 2.1 Formation. The Members hereby agree to continue the Company, which was formed pursuant to the provisions of the Act prior to the execution of this Agreement, and hereby agree that the Company shall be governed by the terms and conditions of this Agreement and, except as otherwise provided herein, the Act. This Agreement shall constitute the “limited liability company agreement” (as that term is used in the Act) of the Company and the Prior Agreement is hereby amended and restated in its entirety by this Agreement. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be under the Act in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control. 2.2 Company Name. The name of the Company is “Ferrara Bros., LLC”. The Board of Managers may (without the consent of any Member) change the Company’s name at any time and from time to time in accordance with the provisions of the Act and upon notice to the other Members. 2.3 Effective Date. This Amended and Restated Limited Liability Company Agreement of the Company is entered into, and is effective as of the Effective Date. 2.4 Term. The Company shall continue until dissolved and its affairs wound up in accordance with the Act and the terms of this Agreement. 2.5 Offices. The principal office of the Company shall be established and maintained at 331 N. Main Street, Euless, Texas, 76039, or at such other or additional place or places as the Board of Managers shall determine from time to time. The Company may have other offices at such place or places as the Board of Managers may from time to time designate. 2.6 Registered Office and Registered Agent. The address of the Company’s registered office in the State of Delaware and the name and address of the Company’s registered agent in the State of Delaware shall be c/o Capitol Services, Inc., 1675 S. State Street, Suite B, Dover, Kent County, Delaware 19901. The Board of Managers may designate another registered agent and/or registered office from time to time in accordance with the provisions of the Act and any other applicable laws. 2.7 Filings; Authorized Persons. The Members shall execute and deliver such documents and perform such acts consistent with the terms of this Agreement as may be necessary to comply with the requirements of law for the formation, qualification and operation of a limited liability company, the ownership of property and the conduct of business under the laws of the State of Delaware and each other jurisdiction in which the Company shall own property or conduct business. Lynn Hausner was designated as an “authorized person,” within the meaning of the Act, to execute, deliver and file the Certificate of Formation of the Company, and the execution, delivery and filing of such Certificate of Formation by Lynn Hausner on March 30, 2015 is hereby ratified. 2.8 Purposes. The Company is formed for the purposes of engaging in any lawful acts or activities for which limited liability companies may be organized under the Act and to engage in any and all activities necessary or incidental thereto. The Company shall have all the powers necessary or convenient to carry out the purposes for which it is formed, including the powers granted by the Act. 2.9 No Partnership. The Members intend that the Company shall not be a partnership (including a limited partnership) or joint venture, and that no Member, Manager or Officer of the

7 Company shall be a partner or joint venturer of any other Member, Manager or Officer of the Company as a result of this Agreement. ARTICLE III CAPITAL CONTRIBUTIONS; DISTRIBUTIONS 3.1 Admission. (a) The Members are set forth on Schedule 3.1. (b) Schedule 3.1 shall be amended by the Board of Managers following any Transfer as provided by Article IX or any issuance of additional Membership Interests in accordance with this Agreement. (c) Each Person designated for admission to the Company as an additional Member in accordance with this Agreement (other than in connection with a Transfer made in accordance with Article IX) shall contribute cash, other property (including securities) or services rendered in the amount and of the type designated by the Board of Managers and Schedule 3.1 shall be amended at the time of such additional Members’ admission as a Member by the Board of Managers to reflect such contribution. 3.2 Additional Capital Contributions. No Member shall be obligated to make an Additional Capital Contribution to the Company. All amounts paid to the Company by a Member as additional equity capital (other than initial Capital Contributions) shall be deemed to be an “Additional Capital Contribution” by such Member for the purposes of this Agreement, and Schedule 3.1 shall be amended at the time of such Additional Capital Contribution. 3.3 No Interest in Company Property. A Member’s Membership Interests shall for all purposes be personal property. A Member has no interest in specific Company property. 3.4 Distributions. No Member shall be entitled to receive any distribution from the Company except as provided in this Agreement. Distributions (whether interim distributions or distributions on liquidation) made after the Effective Date shall be cumulative and shall be made in amounts determined by the Board of Managers to the Members, subject to the restrictions set forth in the Act, as follows: (a) First, to each Class A Member until each such Class A Member has received a total amount equal to its Capital Contributions; and (b) Second, to Members holding Class A Membership Interests, pro rata based upon the aggregate number of Class A Membership Interests; provided, however, that in the event, and solely in the event, that both (i) ninety one (91) days have passed since such time as Parent has received the Put Notice pursuant to Section 9.5 and (ii) Parent Group has breached its obligations to purchase the Class B Incentive Interests pursuant to and subject to the terms of Section 9.5 (in each case, solely to the extent that such breach is continuing, has not been otherwise waived at the time of the distribution, and is not primarily caused by the breach or failure of the Class B Members to perform their obligations pursuant to and subject to the terms of Section 9.5), to Members holding Class A Membership Interests and to Members holding vested Class B Incentive Interests, if any, pro rata based upon the aggregate number of Class A Membership Interests and vested Class B Incentive Interests outstanding at the time of such distribution; provided, further, however, that in no event shall the holders of vested Class B Incentive Interests be entitled to aggregate distributions in excess of the Aggregate Maximum Distribution (as

8 defined in the applicable grant/award agreement with respect to such vested Class B Incentive Interests). (c) All distributions, dividends, or redemptions shall be made to or among vested Members holding Class A Membership Interests pro rata in accordance with the Class A Membership Interest held by each Member. All distributions, dividends, or redemptions shall be made to or among Members holding a class of Incentive Interests pro rata in accordance with the vested Incentive Interest of such class held by each Member; provided, however, that, for the avoidance of doubt, no Incentive Interests that have not vested pursuant to their applicable grant/award agreement shall receive any such distributions, dividends or redemptions at any time and no Incentive Interests, whether vested or unvested, shall receive any such distributions, dividends or redemptions nor shall they be entitled to any such distributions, dividends or redemptions unless in accordance with the foregoing or otherwise determined by the Board. Notwithstanding anything to the contrary contained herein, the holders of Incentive Interests, including the holders of Class B Incentive Interests, shall not have any voting rights or any other rights, other than to receive distributions as set forth in this Section 3.4 and the obligations applicable to Members in Article IX and Article XI or as otherwise explicitly provided herein. (d) The Board of Managers shall have the power to determine all matters related to this Section 3.4, including matters necessary or desirable to administer or to determine the amount of any distributions, dividends or redemptions hereunder and, absent bad faith, the determinations of the Board of Managers shall be final and binding on the Company and the Members. ARTICLE IV MEMBERSHIP INTEREST 4.1 Membership Interest. (a) As of the Effective Date, the ownership interests in the Company (each, a “Membership Interest”) are evidenced by two (2) classes of ownership interests, (i) Class A Interests (the “Class A Membership Interests”); and (ii) Class B Interests (“Class B Incentive Interests”), which are intended to be issued as incentive units to employees (or their designated entities to the extent permitted and consented to by the Company) of the Company or its Subsidiaries or Affiliates. (b) The Membership Interests shall be in such amounts as initially set forth on Schedule 3.1 attached to this Agreement. All Class A Membership Interests shall have identical rights in all respects as all other Class A Membership Interests except as otherwise specified in this Agreement. All Class B Incentive Interests shall have identical rights in all respects as all other Class B Incentive Interests except as otherwise specified in this Agreement. The holders of Class B Incentive Interests shall not be treated as, and shall not have any voting or any other rights of, Members other than to receive distributions pursuant to Section 3.4 (but subject to the terms of such Class B Incentive Interests) and the obligations applicable to Members in Article IX and Article XI or as otherwise explicitly provided herein. In additional to the provisions set forth in this Agreement, the Class B Incentive Interests shall be subject to vesting, forfeiture, termination and other provisions to be set forth in this Agreement.

9 4.2 Designation of Membership Interest. The Board of Managers shall have the power to designate the ownership interests in the Company into one or more classes and/or series of Membership Interests and to fix for such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the properly approved resolution or resolutions of the Board of Managers providing for such designation, including with respect to Incentive Interests, and such resolution or resolutions of the Board of Managers shall set forth such amendments to this Agreement as shall be necessary or reasonable in the sole judgment of the Board of Managers to effect such resolution and subject to Section 11.4, such amendments shall be binding upon all of the Members of the Company upon a properly adopted resolution by the Board of Managers. 4.3 Issue of Membership Interests; Register; Transfer. Subject to Section 3.2, the Board of Managers may issue Membership Interests from time to time in such portions of the entire interests in the Company as the Board of Managers shall properly approve, either for cash, services, Securities, property or other value, or in exchange for other Membership Interests, and at such price and upon such terms as the Board of Managers may, subject to the terms of this Agreement, determine. The Board of Managers may (a) provide that a register of holders of any or all Membership Interests shall be kept and (b) may appoint one or more transfer agents and one or more registrars, all in accordance with such rules, regulations and procedures as the Board of Managers may determine. 4.4 Certificates. The Company may, upon the direction of the Board of Managers, issue certificates of limited liability company interests evidencing the Membership Interests. Each certificate evidencing any Membership Interest shall bear such appropriate legend indicating the existence of this Agreement and the restrictions on Transfer contained herein and imposed by applicable law. ARTICLE V MANAGEMENT OF THE COMPANY 5.1 Management and Control of the Company. The management, operation and control of the business and affairs of the Company shall be vested exclusively in the Board of Managers, except as otherwise expressly provided for in this Agreement. The Board of Managers shall have full and complete power, authority and discretion for, on behalf of and in the name of the Company, to enter into and perform all contracts and other undertakings that it may deem necessary or advisable to carry out any and all of the objects and purposes of the Company. A Manager acting individually will not have the power to bind the Company. The power and authority of the Board of Managers may be delegated by the Board of Managers to a committee of Managers, to any officer of the Company or to any other Person engaged to act on behalf of the Company. 5.2 Members Shall Not Manage or Control. The Members, other than as they may act by and through the Board of Managers, shall take no part in the management of the business and affairs of the Company and shall transact no business for the Company, in each case, other than as specifically delegated by the Board of Managers. 5.3 Board of Managers. (a) A Board of Managers shall be established and shall consist of such entities or persons designated by the members of the Parent Group holding a majority of the issued and outstanding Class A Membership Interests and shall initially be USC Atlantic, Inc. All or any number of the Managers may be removed at any time, with or without cause, by a vote or consent of the members of the Parent Group holding a majority of the issued and outstanding Class A Membership Interests.

10 (b) If at any time a vacancy is created on the Board of Managers by reason of the incapacity, death, removal or resignation of any Manager, the vacancy shall be filled by another individual selected in accordance with Section 5.3(a). Until such vacancy is filled, the vote(s) that would have otherwise been held by the Manager(s) whose incapacity, death, removal or resignation resulted in such vacancy, shall be allocated equally among the Managers then in office. (c) The designation of an individual as a Manager shall not of itself create a right to continued membership on the Board of Managers or employment with the Company. 5.4 Meetings of the Board of Managers. The Board of Managers shall hold regular meetings at least once during each fiscal year at such time and place as shall be determined by the Board of Managers or as the Board of Managers may otherwise deem proper. Special meetings of the Board of Managers may be called at any time by any Manager. Written notice shall be required with respect to any meeting of the Board of Managers. Unless waived by all of the Managers (before, during or after a meeting) or with respect to any Manager at such meeting, prior notice of any regular or special meeting (including reconvening a meeting following any adjournments or postponements thereof) shall be given to each Manager before the occurrence of such meeting. Notice of any meeting need not be given to any Manager who shall submit, either before, during or after such meeting, a signed waiver of notice. Attendance of a Manager at a meeting shall constitute a waiver of notice of such meeting, except when the Manager attends the meeting for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not properly noticed, called or convened. 5.5 Quorum and Voting. (a) No action may be taken by the Board of Managers unless a quorum is present. A quorum shall consist of the presence, in person or by proxy, of a majority of the Managers then in office. (b) The Board of Managers shall act by vote of a majority of the Managers then in office, and each Manager shall have one (1) vote. (c) No Manager shall be disqualified from acting on any matter because such member is interested in the matter to be acted upon by the Board of Managers so long as all material aspects of such matter have been disclosed in reasonable detail to all Managers who are to act on such matter. Each Manager may authorize in writing another natural person or natural persons to vote and act for such member by proxy, and such natural person or natural persons holding such proxy shall be counted towards the determination of whether a quorum of the Board of Managers is present. One natural person may hold more than one proxy and each such proxy held by such natural person shall be counted towards the determination of whether a quorum of the Board of Managers exists. 5.6 Procedural Matters of the Board of Managers. (a) Any action required or permitted to be taken by the Board of Managers (or any committee thereof) may be taken without a meeting, if consented to, in writing or by electronic transmission, by Managers having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Managers entitled to vote thereon were present and voted. Such consent shall have the same effect as a vote of the Board of Managers.

11 (b) The Board of Managers (and each committee thereof) shall cause to be kept a book of minutes of all of its actions by written consent and in which there shall be recorded with respect to each meeting of the Board of Managers (or any committee thereof) the time and place of such meeting, whether regular or special (and if special, how called), the names of those present and the proceedings thereof. (c) Managers may participate in a meeting of the Board of Managers (or any committee thereof) by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another, and such participation shall constitute presence in person at such meeting. (d) At each meeting of the Board of Managers, the Chairman shall preside and, in his or her absence, Managers holding a majority of the votes present may appoint any member of the Board of Managers to preside at such meeting. The secretary (or such other person as shall be designated by the Board Managers) shall act as secretary at each meeting of the Board of Managers. In case the secretary shall be absent from any meeting of the Board of Managers, an assistant secretary shall perform the duties of secretary at such meeting or the person presiding at the meeting may appoint any person to act as secretary of the meeting. (e) The Board of Managers may designate one or more committees to take any action that may be taken hereunder by the Board of Managers, which committees shall take actions under such procedures (not inconsistent with this Agreement) as shall be designated by it; provided, however, that, unless otherwise unanimously agreed by the Board of Managers, any such committee of the Board of Managers shall have the same relative composition as the Board of Managers. 5.7 Officers. (a) All officers of the Company shall have such authority and perform such duties as may be provided in this Agreement or, to the extent not so provided, by resolution passed by the Board of Managers. The officers shall be appointed by the Board of Managers. Each officer shall be a natural person eighteen years of age or older. One person may hold more than one office. In all cases where the duties of any officer, agent, or employee are not prescribed by this Agreement, such officer, agent or employee shall follow the orders and instructions of the Chairman of the Board of Managers unless otherwise directed by the Board of Managers. The officers, to the extent of their powers as set forth in this Agreement or as delegated to them by the Board of Managers, are agents of the Company and the actions of the officers taken in accordance with such powers shall bind the Company. 5.8 Terms of Office; Resignation; Removal. (a) Each officer shall hold office until he or she is removed in accordance with clause (c) below or his or her earlier death, disability or resignation. Any vacancy occurring in any of the officers of the Company, for any reason, shall be filled by action of the Board of Managers. (b) Any officer may resign at any time by giving written notice to the Board of Managers. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board of Managers. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. (c) Each officer shall be subject to removal by the Board of Managers.

12 5.9 Compensation. The compensation and terms of employment of all of the officers shall be determined by the Board of Managers. 5.10 Subsidiaries. The Board will determine the composition of the board of managers or similar bodies of the Company’s Subsidiaries, which need not be identical to the Board of the Company, and may appoint officers of the Company’s Subsidiaries. ARTICLE VI MEMBERS AND MEETINGS 6.1 Members. The name, address, class and number and type of Membership Interests of each Member are set forth on Schedule 3.1 hereto. Such schedule shall be amended from time to time to reflect the admission of new Members, Additional Capital Contributions of the Members, and the Transfer of Membership Interests, each as permitted by the terms of this Agreement. Each update to Schedule 3.1 shall be identified in sequence and dated as of the date of such update as follows: Schedule 3.1(A) (dated April 9, 2015), Schedule 3.1(B) (dated April 14, 2015), Schedule 3.1(C) (dated [•]), etc. 6.2 Admission of New Members. New Members may be admitted (i) by the Board of Managers or (ii) in accordance with the transfer provisions contained in Article IX. Each new Member, prior to being admitted, shall represent and warrant to the Company that such new member is acquiring the Membership Interests solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof, that such new Member acknowledges that the Membership Interests are not registered under the Securities Act, and that the Membership Interests may not be transferred or sold except pursuant to the registration provisions of the Securities Act, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable, and otherwise in accordance with this Agreement and make such other representations as the Company shall deem necessary or appropriate. 6.3 Resignation. A Member may not resign or withdraw from the Company prior to the dissolution and winding up of the Company. 6.4 Power of Members. The Members shall have the power to exercise any and all rights or powers granted to Members pursuant to the express terms of this Agreement and the Act. The Members shall elect the Board of Managers in accordance with Section 5.3. Except as otherwise specifically provided by this Agreement or required by the Act, no Member shall have the power to act for or on behalf of, or to bind, the Company. All Members shall constitute one class or group of members for purposes of the Act. 6.5 Meetings of Members. Meetings of the Members shall be called by the Board of Managers. The Members may vote, approve a matter or take any action by vote of the Members at a meeting, in person or by proxy, or without a meeting by written consent of the Members pursuant to Section 6.11. 6.6 Place of Meetings. The Board of Managers or a duly authorized committee thereof may designate any place, either within or outside of the State of Delaware, as the place of meeting for any annual meeting or for any special meeting of the Members. If no designation is made, the place of meeting shall be the principal executive offices of the Company. Members may participate in a meeting by means of a conference telephone or electronic media by means of which all persons participating in the meeting can communicate concurrently with each other, and any such participation in a meeting shall constitute presence in person of such Member at such meeting. 6.7 Notice of Members’ Meetings.

13 (a) In connection with the calling of any meeting of the Members, the Board of Managers may set a record date for determining the Members entitled to vote at such meeting. Written notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purpose for which the meeting is called shall be delivered not less than three (3) days nor more than fifty (50) days before the date of the meeting, either personally, by facsimile or by mail, by or at the direction of any Manager calling the meeting to each Member entitled to vote at such meeting. (b) Notice to Members shall be given in accordance with Section 11.3. (c) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each Member entitled to vote at the meeting. 6.8 Waiver of Notice. (a) When any notice is required to be given to any Member of the Company under the provisions of this Agreement, a waiver thereof in writing signed by the Person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice. (b) By attending a meeting, a Member: (i) waives objection to lack of notice or defective notice of such meeting unless the Member, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting; and (ii) waives objection to consideration at such meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the Member objects to considering the matter when it is presented. 6.9 Voting. Each holder of Class A Membership Interests shall be entitled to one (1) vote for each Class A Membership Interest owned by such holder, except as expressly provided otherwise in this Agreement. Incentive Interests and Class B Incentive Interests (if and when issued) shall not be entitled to vote. Holders of Incentive Interests, including holders of Class B Incentive Interests, shall have no voting rights whatsoever. 6.10 Quorum; Vote Required. The presence at a meeting, in person or by proxy, of Members owning a majority of the outstanding Class A Membership Interests entitled to vote on the subject matter of the meeting at the time of the action taken constitutes a quorum for the transaction of business required. When a quorum is present, the affirmative vote, in person or by proxy, of Members owning a majority of the Class A Membership Interests entitled to vote on the subject matter shall be the act of the Members, unless the vote of a greater proportion or number or voting by classes is required by the Act or by this Agreement. If a quorum is not represented at any meeting of the Members, such meeting may be adjourned to a period not to exceed sixty (60) days at any one adjournment. 6.11 Action by Written Consent of Members. Any action required or permitted to be taken at any meeting of the Members may be taken without a meeting if Members holding not less than the minimum number of Class A Membership Interests that would be necessary to approve the action

14 pursuant to the terms of this Agreement, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Members. In no instance where action is authorized by written consent shall a meeting of Members be required to be called or notice required to be given; provided, however, a copy of the action taken by written consent shall be with the records of the Company. Reasonably prompt notice of the taking of any action taken without a meeting by less than unanimous written consent shall be given to those Members who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of Members to take the action were obtained; provided, however, that the effectiveness of such action is not dependent on the giving of such notice. Written consent by the Members pursuant to this Section 6.11 shall have the same force and effect as a vote of such Members taken at a duly held meeting of the Members and may be stated as such in any document. 6.12 Voting by Ballot. Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any Member shall demand that voting be by ballot. 6.13 No Cumulative Voting. No Member shall be entitled to cumulative voting in any circumstance. ARTICLE VII EXCULPATION; INDEMNIFICATION; LIABILITY; OPPORTUNITY 7.1 Exculpation. (a) No Manager, officer or Member, in any way, guarantees the return of any Members’ capital contributions or a profit for the Members from the operations of the Company. To the fullest extent permitted by Section 18-1101 of the Act, none of the Members, Managers, any of their respective Affiliates, nor any of their respective officers, directors, employees, partners, members, representatives or equityholders (each, a “Protected Person”) will be liable to the Company or any Member for any loss or damage sustained by the Company or any Member except as specifically provided to the contrary in the immediately following sentence. None of the Protected Persons shall be liable to the Company or its Members for any loss or damage resulting from any act or omission taken or suffered by such Protected Person in connection with the conduct of the affairs of the Company or otherwise in connection with this Agreement or the matters contemplated hereby, unless such loss or damage is incurred by reason of such Protected Person’s acts or omissions that constitute a bad faith violation of the implied contractual covenant of good faith and fair dealing. Any Protected Person or officer may consult with legal counsel, accountants, advisors or other similar persons with respect to the Company’s affairs and shall be fully protected and justified in any action or inaction that is taken or omitted in good faith, in reliance upon and in accord with the opinion or advice of such persons; provided, however, such legal counsel, accountants, advisors or other similar persons shall have been selected in good faith. The preceding sentence shall in no way limit any Person’s right to rely on information to the extent provided in Section 18-406 of the Act. (b) None of the Members, by reason of their execution of this Agreement or their status as Members or equity holders of the Company shall be responsible or liable for any indebtedness, liability or obligation of any other Member incurred either before or after the execution of this Agreement.

15 7.2 Indemnification. (a) To the fullest extent permitted under the Act and applicable law, the Company shall indemnify and hold harmless each of the Protected Persons (each, an “Indemnitee”) from and against any and all claims, liabilities, damages, losses, costs and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) of any nature whatsoever, known or unknown, liquidated or unliquidated (collectively, “Damages ”), that are incurred by any Indemnitee, and arise out of, are related to, or are in connection with (i) the affairs or operations of the Company or the performance by such Indemnitee of any of the Indemnitee’s responsibilities hereunder, (ii) the service at the request of the Company by such Indemnitee as a partner, member, manager, director, officer, trustee, employee or agent of any other Person; provided, however, that the Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Indemnitee’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which such Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Indemnitee’s conduct was unlawful. The indemnification obligations of the Company pursuant to this Section 7.2 shall be satisfied from and limited to the Company’s assets and no Member shall have any personal liability on account thereof. (b) The Company shall pay reasonable, documented expenses incurred by any Indemnitee in defending any action, suit or proceeding described in subsection (a) of this Section 7.2 in advance of the final disposition of such action, suit or proceeding, as such Damages are incurred; provided, however, that any such advance shall only be made if such Indemnitee provides written affirmation to repay such advance if it shall ultimately be determined by a court of competent jurisdiction that such Indemnitee is not entitled to be indemnified by the Company pursuant to this Section 7.2. (c) Without limiting Section 7.2(c), the indemnification provided by this Section 7.2 shall not be deemed exclusive of any other rights to indemnification to which those seeking indemnification may be entitled under any agreement, determination of the Board of Managers or otherwise. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 7.2 shall continue as to an Indemnitee who has ceased to be a Member, Manager or officer (or other Person indemnified hereunder) and shall inure to the benefit of the successors, executors, administrators, legatees and distributees of such Person. (d) The provisions of this Section 7.2 shall be a contract between the Company, on the one hand, and each Indemnitee who served at any time while this Section 7.2 is in effect in any capacity entitling such Indemnitee to indemnification hereunder, on the other hand, pursuant to which the Company and each such Indemnitee intend to be legally bound. No repeal or modification of this Section 7.2 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon such state of facts. (e) The Company may enter into indemnity contracts with Indemnitees and adopt written procedures pursuant to which arrangements are made for the advancement of expenses

16 and the funding of obligations under this Section 7.2 hereof and containing such other procedures regarding indemnification as are appropriate. For the avoidance of doubt, each of the Managers shall be entitled to receive indemnity contracts with the Company on terms no less favorable than any other indemnity contract entered into between the Company (or any of its Subsidiaries) and any other Manager. 7.3 Liability; Duties. (a) No Member, Manager or officer of the Company shall be personally liable for any indebtedness, liability or obligation of the Company, except as specifically provided for in this Agreement or required pursuant to the Act or any other applicable law. To the fullest extent permitted by Section 18-1101 of the Act, each Member agrees that any fiduciary or other duties imposed under Delaware law (including the duty of loyalty and the duty of care) on the Managers are hereby eliminated, except to the extent specifically set forth in this Agreement. (b) Any duties (including fiduciary duties) of a Member (but not the duties of the officers of the Company, in their capacity as such) that would otherwise apply at law or in equity (including the duty of loyalty and the duty of care) are hereby waived and eliminated to the fullest extent permitted under Delaware law and any other applicable law; provided, however, that (i) the foregoing shall not eliminate the obligation of each Member to act in compliance with the express terms of this Agreement and (ii) the foregoing shall not be deemed to eliminate the implied contractual covenant of good faith and fair dealing. In furtherance of the foregoing (but subject to the provisos in the foregoing), when any Member (but not the officers of the Company, in their capacity as such) takes any action under this Agreement to give or withhold its consent or approval, such Member shall have no duty (fiduciary or other) to consider the interests of the Company, its Subsidiaries or the other Members, and may act exclusively in its own interest. (c) The officers of the Company, in their capacity as such, shall owe the same duties (including fiduciary duties) to the Company and the Members as the duties that officers of a Delaware corporation owe to such corporation and its stockholders. (d) The Members acknowledge and agree that the foregoing is intended to comply with the provisions of the Act (including Section 18-1101 of the Act) permitting members and managers of a limited liability company to eliminate fiduciary duties to the fullest extent permitted under the Act. 7.4 Insurance. The Company shall purchase and maintain insurance, on behalf of such Indemnitees, and may purchase and maintain insurance on behalf of the Company, against any liability that may be asserted against or expenses that may be incurred by any such Person in connection with the activities of the Company or such Indemnitees, and in such amounts, as the Board of Managers reasonably determines are customary for similarly-situated businesses such as the Company and its Subsidiaries, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement. 7.5 Limited Liability Company Opportunity. (a) Each Member acknowledges and affirms that the other Members may have, and may continue to, participate, directly or indirectly, in investments in assets and businesses which are, or will be, suitable for the Company or competitive with the Company’s business. (b) Each Member, individually and on behalf of the Company, expressly (i) waives any conflicts of interest or potential conflicts of interest that exist or arise as a result of any such

17 investments and agrees that no Member, Manager nor any of their respective representatives shall have liability to any Member or any Affiliate thereof, or the Company with respect to such conflicts of interest or potential conflicts of interest, (ii) acknowledges and agrees that no Member nor any of their respective representatives (including any Manager) will have any duty to disclose to the Company or any other Member any such business opportunities, whether or not competitive with the Company’s business and whether or not the Company might be interested in such business opportunity for itself (except to the extent that such representative is an officer, consultant or employee of the Company or its Subsidiaries, excluding the Chairman of the Board that is not otherwise an employee, consultant or officer of the Company), (iii) agrees that the terms of this Section 7.5 to the extent that they modify or limit a duty or other obligation (including fiduciary duties), if any, that a Member may have to the Company or any other Member under the Act or other applicable law, rule or regulation, are reasonable in form, scope and content; and (iv) waives to the fullest extent permitted by the Act any duty or other obligation, if any, that a Member may have to the Company or another Member, pursuant to the Act or any other applicable law, rule or regulation, to the extent necessary to give effect to the terms of this Section 7.5. ARTICLE VIII ACCOUNTING; FINANCIAL AND TAX MATTERS 8.1 Books and Records; Reports. (a) The books of the Company will be maintained at the offices of the Company’s primary outside legal counsel. (b) The Board of Managers shall maintain or cause to be maintained a system of accounting established and administered in accordance with the accrual method of accounting or as shall be required by GAAP, and shall set aside on the books of the Company or otherwise record all such proper reserves pursuant to the accrual method of accounting or as shall be required by GAAP. (c) As soon as reasonably practicable after the close of each fiscal year of the Company, but in any event with respect to the first fiscal year following the Effective Date, not later than one hundred and eighty (180) days and for any subsequent fiscal year not later than one hundred twenty (120) days after the end of each fiscal year of the Company, as applicable, the Company shall provide to each Member a copy of the balance sheet and income statement of the Company, all as customarily prepared by the Company and in reasonable detail. (d) In no event shall any financial information required to be furnished pursuant to Sections 8.1(c) be required to be audited or to include any information required by, or to be prepared or approved in accordance with, or otherwise be subject to, any provision of Section 404 of the Sarbanes-Oxley Act of 2002 or any rules, regulations, or accounting guidance adopted pursuant to that section. 8.2 Fiscal Year; Taxable Year. The fiscal year of the Company for financial accounting purposes shall end on December 31. The taxable year of the Company for federal, state and local income Tax purposes shall end on December 31 unless another date is required by the Code. 8.3 Bank and Investment Accounts. All funds of the Company shall be deposited in its name, or in such name as may be designated by the Board of Managers, in such checking, savings or other accounts, or held in its name in the form of such other investments, as shall be designated by the Board of Managers. All withdrawals of such deposits or liquidations of such investments by the

18 Company shall be made exclusively upon the signature or signatures of such officer or officers of the Company as the Board of Managers may designate. 8.4 Tax Election. The Company shall be taxed as a partnership for federal and state Tax purposes. ARTICLE IX TRANSFERS OF MEMBERSHIP INTERESTS 9.1 Limitation on Transfer. (a) No Incentive Interests, including any Class B Incentive Interests shall be transferrable, whether directly or indirectly (including as a result of a Transfer of equity, debt, or other interests in the Member directly or indirectly), unless authorized by the Board of Managers and any attempt to Transfer any Class B Incentive Interests or any Incentive Interests otherwise shall be null and void ab initio and the Company shall not register or effect any such Transfer. (b) The Board of Managers shall have the power to determine all matters related to this Section 9.1, including matters necessary or desirable to administer or to determine compliance with this Section 9.1 and, absent actual fraud, bad faith, or manifest error, the determinations of the Board of Managers shall be final and binding on the Company and the Members and any proposed transferee. 9.2 Effect of Transfer. Upon the close of business on the effective date of any Transfer of Membership Interests (the “Effective Transfer Time”) in accordance with the provisions of this Agreement, (a) the Transferee shall be admitted as a Member (if not already a Member) and for purposes of this Agreement such transferee shall be deemed a Member, and (b) the Transferred Membership Interests shall continue to be subject to all the provisions of this Agreement. Unless the transferor and Transferee otherwise agree in writing, and give written notice of such agreement to the Company at least seven (7) days prior to such Effective Transfer Time, all distributions declared to be payable to the transferor at or prior to such Effective Transfer Time shall be made to the transferor. No Transfer shall relieve the transferor (or any of its Affiliates) of any of their obligations or liabilities under this Agreement arising prior to the closing of the consummation of such Transfer. 9.3 Tolling. All time periods specified in this Article IX are subject to reasonable extension for the purpose of complying with requirements of law or regulation as determined by the Board of Managers. 9.4 Restrictive Covenants. (a) Each Member who is not a Subsidiary of or Affiliate of Parent (the “Non-USCR Member”), and each holder of Incentive Interests, including each holder of Class B Incentive Interests (each, a “Restricted Member”), shall not, and shall cause its Subsidiaries, Affiliates, shareholders, members, managers, directors, employees not to, directly or indirectly, (i) engage in any Competitive Activities; (ii) cause, solicit, induce or encourage any employee or consultant employed or engaged by the Company or any of its Subsidiaries or Affiliates (each, a “Restricted Employee”) to leave such employment or engagement or to apply for or accept employment (or otherwise become engaged with) with any Person (other than the Company or any of its Subsidiaries or Affiliates); (iii) cause, solicit, induce or encourage any current, former (with which the Company or any of its Subsidiaries or Affiliates has done business in the twelve (12) months preceding the date hereof) or prospective client, customer, supplier, or licensor of the Company or any of its Subsidiaries or Affiliates or any other Person who has a business

19 relationship with the Company or any of its Subsidiaries or Affiliates, to terminate or modify any such current or prospective relationship or to interfere with any such current or prospective relationship; or (iv) solicit for business or transact business in any way relating to the Business, with any current, former (with which the Company or any of its Subsidiaries or Affiliates has done business in the twelve (12) months preceding the Closing Date) or prospective client, customer, supplier, or licensor of the Company or any of its Subsidiaries or Affiliates. The covenant in this Section 9.4(a) shall terminate on February 28, 2022. (b) The covenants and undertakings contained in this Section 9.4 relate to matters which are of a special, unique and extraordinary character, and each Restricted Member acknowledges and agrees that a violation of any of the terms of this Section 9.4 will cause irreparable harm to the Company and any of its Subsidiaries or Affiliates, the amount of which will be impossible to estimate or determine and which cannot be adequately compensated. Accordingly, each Restricted Member acknowledges and agrees that the remedy at law for any breach of this Section 9.4 will be inadequate. Therefore, each Restricted Member acknowledges and agrees that the Company and any of its Subsidiaries or Affiliates will be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction in the event of any breach or threatened breach of this Section 9.4 without the necessity of proving actual damages or posting any bond whatsoever. The rights and remedies provided by this Section 9.4 are cumulative and in addition to any other rights and remedies that the Company or any of its Subsidiaries or Affiliates may have hereunder or at law or in equity. (c) Each Restricted Member represents to the Company and its Subsidiaries and Affiliates that it is willing and able to engage in businesses that are not restricted pursuant to this Section 9.4 and that enforcement of the restrictive covenants set forth in this Section 9.4 will not be unduly burdensome to such Restricted Member. Each Restricted Member acknowledges and agrees that the restrictive covenants and remedies set forth in this Section 9.4 are reasonable as to time, geographic area and scope of activity and do not impose a greater restraint than is necessary to protect the goodwill and legitimate business interests of the Company and its Subsidiaries and Affiliates. (d) Notwithstanding anything contained in this Agreement, if the restrictive covenants set forth in this Section 9.4 are found by a court of competent jurisdiction to contain limitations as to time, geographic area or scope of activity that are not reasonable or not necessary to protect the goodwill or legitimate business interests of the Company and its Subsidiaries and Affiliates, then such court is hereby authorized and directed to reform such provisions to the minimum extent necessary to cause the limitations contained in this Section 9.4 as to time, geographical area and scope of activity to be reasonable and to impose a restraint that is not greater than necessary to protect the goodwill and legitimate business interests of the Company and its Subsidiaries and Affiliates. (e) The existence of any claim or cause of action by any Restricted Member against the Company or any of its Subsidiaries or Affiliates, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the restrictive covenants contained in this Section 9.4 or preclude injunctive relief. 9.5 Put and Call Option. (a) Upon the determination of the Final Performance Amount for an applicable Measurement Period (such date, the “Determination Date”), each Class B Member (as applicable, the “Put/Call Seller”) shall have the right to require the Parent or USC Atlantic, Inc. to purchase, any then vested Class B Incentive Interests (but in no event any unvested Class B Incentive Interests) held by such

20 Put/Call Seller (such right to require Parent or USC Atlantic, Inc. to purchase, the “Put Option”) by providing written notice of its intention to exercise such Put Option (such notice, the “Put Notice”) for a purchase price per vested Class B Incentive Interest equal to the Per Class B Incentive Interests Price. On the one (1) year anniversary of the Determination Date or upon a Designated Event (such date, the “Parent Determination Date”), any member of the Parent Group shall have the right to require each Class B Member to sell to the Parent Group or its designee any vested Class B Incentive Interests (but in no event any unvested Class B Incentive Interests) held by such Put/Call Seller (such right to require such Put/Call Seller to sell, the “Call Option” and, together with the Put Option, the “Option”) by providing written notice of its intention to exercise such Call Option (such notice, the “Call Notice” and, together with the Put Notice, the “Notice”) for a purchase price per vested Class B Incentive Interest equal to the Per Class B Incentive Interests Price. The vested Class B Incentive Interests subject to the Option are referred to herein as the “Put/Call Interests”. (b) In the event that (i) the Put/Call Seller wishes to exercise the Put Option, the Put/Call Seller shall give the Notice in writing to the Parent and the Company of its intention to sell the Put/Call Interests pursuant to the Put Option within eighty (180) days after the applicable Determination Date with respect to the Measurement Period (the “Put Option Period”) or (ii) the Parent Group wishes to exercise the Call Option, the Parent Group shall give the Notice in writing to the applicable Put/Call Seller (or their respective authorized representative, executor, conservator or personal representative) and the Company of its intention to purchase the Put/Call Interests pursuant to the Call Option within one hundred eighty (180) days after the applicable Parent Determination Date with respect to the Measurement Period (the “Call Option Period” and, together with the Put Option Period, the “Put/Call Option Period ”). If no Notice is given within the Put/Call Option Period, the Option shall terminate with respect to such Put/Call Interests. The closing of the purchase and sale pursuant to the Option shall take place on a date reasonably designated by the Company within ninety (90) days after the end of the Put/Call Option Period; provided, however, that if the Board of Managers determines an earlier date is required for the closing, such closing shall occur at such earlier date. At such closing, the applicable Put/Call Seller shall deliver to the purchasing member of the Parent Group certificates or instruments, if any, evidencing the Put/Call Interests, duly endorsed (or accompanied by duly executed assignments) and otherwise in good form for delivery and free and clear of all liens other than as provided for in this Agreement, and the purchasing member of the Parent Group shall pay the Put/Call Purchase Price in cash (by wire transfer of immediately available funds or by certified or cashier’s check). The purchasing member of the Parent Group will be entitled to require each Put/Call Seller to provide representations and warranties regarding (1) its power, authority and legal capacity to enter into such sale, (2) valid right, title and interest in such Put/Call Interests and record and beneficial ownership of such Put/Call Interests, and (3) the absence of any liens on such Put/Call Interests. To the extent a Put/Call Seller fails to deliver all of such Put/Call Interests in accordance with the terms hereof, the Parent Group may, at its option, in addition to all other remedies it may have, require the Company to: (1) cancel on its books the Call Interests registered in the name of such Put/Call Seller and (2) issue to the purchasing member of the Parent Group, in lieu of such Put/Call Interests, Class B Incentive Interests registered in the purchasing member of the Parent Group’s name, and all of the Put/Call Seller’s right, title, and interest in and to such Put/Call Interests shall terminate in all respects. (c) The rights of the Parent Group under Section 9.5 may be assigned or transferred in whole or in part to any Subsidiary or Affiliate of the Parent (other than the Company), without any consent or other action on the part of any Member; provided, however, that nothing herein shall release Parent of its obligations hereunder; provided, further, however, that in no event shall any Class B Member be permitted to assign or otherwise Transfer, directly or indirectly (including by the sale of equity, by merger, or by operation of law) its rights hereunder and any attempted assignment shall be null and void ab initio.

21 ARTICLE X DISSOLUTION OF COMPANY; LIQUIDATION AND DISTRIBUTION OF ASSETS 10.1 Events of Dissolution. This Section 10.1 sets forth the exclusive events which will cause the dissolution of the Company. The provisions of Section 18-801 of the Act that apply unless the limited liability company agreement otherwise provides shall not become operative. The Company shall be dissolved upon any of the following events (each, an “Event of Dissolution”): (a) The Board of Managers shall elect to dissolve the Company; or (b) A dissolution is required under Section 18-801(a)(4) of the Act or there is entered a decree of judicial dissolution under Section 18-802 of the Act. 10.2 Liquidation; Winding Up. Upon the occurrence of an Event of Dissolution, the Board of Managers shall wind up the affairs of the Company in accordance with the Act and shall supervise the liquidation of the assets and property of the Company and, except as hereinafter provided, shall have full, complete and absolute discretion in the mode, method, manner and timing of effecting such liquidation. The Board of Managers shall have absolute discretion in determining whether to sell or otherwise dispose of Company assets or to distribute the same in kind. The Board of Managers shall liquidate and wind up the affairs of the Company as follows: (a) The Board of Managers shall prepare (or cause to be prepared) a balance sheet of the Company in accordance with GAAP as of the date of dissolution. (b) The assets, properties and business of the Company shall be liquidated by the Board of Managers in an orderly and businesslike manner so as not to involve undue sacrifice. Notwithstanding the foregoing, if it is determined by the Board of Managers not to sell all or any portion of the properties and assets of the Company, such properties and assets shall be distributed in kind in the order of priority set forth in subsection (c); provided, however, that the fair market value of such properties and assets (as determined by the Board of Managers in good faith, which determination shall be binding and conclusive) shall be used in determining the extent and amount of a distribution in kind of such properties and assets in lieu of actual cash proceeds of any sale or other disposition thereof. (c) The proceeds of the sale of all or substantially all of the properties and assets of the Company and all other properties and assets of the Company not sold, as provided in subsection (b) above, and valued at the fair market value thereof as provided in such subsection (b), shall be applied and distributed in one or more installments as follows, and in the following order of priority: (i) First, to the payment of all debts and liabilities of the Company and the expenses of liquidation not otherwise adequately provided for and the setting up of any reserves that are reasonably necessary for any contingent, conditional or unmatured liabilities or obligations of the Company or of the Members arising out of, or in connection with, the Company; (ii) Second, to each Class A Member until each such Class A Member has received a total amount equal to its Capital Contributions; and (iii) Third, the remaining proceeds to the Members in accordance with the applicable provisions of Section 3.4.

22 (d) A certificate of cancellation, as required by the Act, shall be filed by the Board of Managers. 10.3 Survival of Rights, Duties and Obligations. Termination, dissolution, liquidation or winding up of the Company for any reason shall not release any party from liability which at the time of such termination, dissolution, liquidation or winding up already had accrued to any other party or which thereafter may accrue with respect to any act or omission prior to such termination, dissolution, liquidation or winding up. 10.4 Claims of the Members. Members and former Members shall look solely to the Company’s assets for the return of their contributions to the Company, and if the assets of the Company remaining after payment of or due provision for all debts, liabilities and obligations of the Company are insufficient to return such contributions, the Members and former Members shall have no recourse against the Company or any other Member. ARTICLE XI MISCELLANEOUS 11.1 Expenses. Unless otherwise provided herein, the Company shall bear all of the expenses incurred by the Company in connection with the preparation, execution and performance of this Agreement and, the transactions contemplated hereby, including all fees and expenses of agents, counsel and accountants. 11.2 Further Assurances. Each party to this Agreement agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by law or as, in the opinion of the Board of Managers, may be necessary or advisable to carry out the intent and purposes of this Agreement. 11.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed given and received (a) when transmitted by facsimile or electronic mail or personally delivered on a Business Day during normal business hours, (b) on the Business Day following the date of dispatch by overnight courier, or (c) on the third Business Day following the date of mailing by registered or certified mail, return receipt requested, in each case, addressed to the Company or the Board of Managers at the address of the principal office of the Company set forth in Section 2.5, or to a Member at such Members’ address shown on Schedule 3.1, or in any such case to such other address as the Company or any party hereto shall have last designated to the Company and the Members by notice given in accordance with this Section 11.3. 11.4 Amendments; Termination. Except as otherwise expressly provided herein, this Agreement and the Certificate of Formation may not be modified, amended or restated, and provisions hereof may not be waived without the approval of the Members holding a majority of the then outstanding Class A Membership Interests on a fully-diluted basis, provided, however, that (a) any amendment, modification or waiver of Sections 9.4 or 9.5 shall not be effective with respect to the Class B Members without the consent of the Members holdings a majority of the issued and outstanding Class B Incentive Interests (including, to the extent then a Member, 2G FB LLC) and (b) the Company shall automatically amend Schedule 3.1 hereto without the consent of the Members and distribute such amended Schedule 3.1 to each of the Members upon any change in any Member’s information thereon. Any waiver of any provision of this Agreement requested by any party hereto must be in writing by the party granting such waiver. 11.5 Severability. Each provision of this Agreement shall be considered severable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this Agreement

23 is determined by a court of competent jurisdiction to be invalid, unenforceable or contrary to the Act or existing or future applicable law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those provisions of this Agreement which are valid, enforceable and legal. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it valid, enforceable and legal within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid, unenforceable or illegal provisions. 11.6 Headings and Captions. All headings and captions contained in this Agreement and the table of contents hereto are inserted for convenience only and shall not be deemed a part of this Agreement. The Annexes are considered a part of this Agreement. 11.7 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement. Facsimile counterpart signatures to this Agreement shall be binding and enforceable. 11.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO THE RULES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY). 11.9 Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, whether in contract, tort or otherwise, shall be brought in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, in the Court of Chancery of the State of Delaware), so long as one of such courts shall have subject-matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Service of process, summons, notice or other document by registered mail to the address designated in Section 11.3 shall be effective service of process for any suit, action or other proceeding brought in any such court. 11.10 Entire Agreement; Non-Waiver. This Agreement supersedes all prior agreements between the parties with respect to the subject matter hereof and contains the entire agreement between the parties with respect to such subject matter. No delay on the part of any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other Member, whether of a similar or dissimilar nature. 11.11 No Third Party Beneficiaries. Nothing contained in this Agreement (other than the provisions of Article VII hereof), express or implied, is intended to or shall confer upon anyone other than the parties (and their successors and permitted assigns) and the Company any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. 11.12 No Right to Partition. The Members, on behalf of themselves and their successors and assigns, if any, hereby specifically renounce, waive and forfeit all rights, whether arising under contract

24 or statute or by operation of law, except as otherwise expressly provided in this Agreement, to seek, bring or maintain any action in any court of law or equity for partition of the Company or any asset of the Company, or any Membership Interest which is considered to be Company property, regardless of the manner in which title to such property may be held. 11.13 Investment Representation and Indemnity. Each Member, by execution of this Agreement, (a) represents to each other Member and to the Company that such Member is acquiring a Membership Interest in the Company for the purpose of investment for such Members’ own account, with the intent of holding such Membership Interest for investment and without the intent of participating directly or indirectly in any sale or distribution thereof in a manner that would violate the Securities Act, (b) acknowledges that such Member must bear the economic risk of loss of such Members’ capital contributions to the Company because this Agreement contains substantial restrictions on Transfer and because the Membership Interests in the Company have not been registered under applicable United States federal and state securities laws (it being understood that the Company shall be under no obligation so to register such Membership Interests in the Company) and cannot be Transferred unless registered under such securities laws or an exemption therefrom is available, and (c) agrees to indemnify each other Member and the Company from any loss, damage, liability, claims and expenses (including reasonable attorneys’ fees and expenses) incurred, suffered or sustained by any of them as a result of the inaccuracy of any representation contained in this Section 11.13. 11.14 Confidentiality. (a) Except as and to the extent as may be required by applicable law, regulatory authorities or examinations (including the Securities and Exchange Commission, FINRA, or any analogous federal, state or local Governmental Authority), without the prior written consent of the Board of Managers, the Members shall not make, and shall direct their officers, directors, agents, employees and other representatives not to make, directly or indirectly, any public comment, statement, or communication with respect to, or otherwise disclose or permit the disclosure of Confidential Information or any of the terms, conditions, or other aspects of this Agreement; provided, however, that the Members and their respective equity owners may disclose Confidential Information (i) to the extent required under any agreement between the Members or their respective equity owners and their respective investors, limited partners or other similar Persons of the Members and their respective equity owners, as applicable who are subject to obligations of confidentiality and in confidential materials delivered to prospective investors, limited partners or other similar Persons of the Members and their respective equity owners, as applicable who are subject to obligations of confidentiality; provided, however, that the Members will use commercially reasonable best efforts to, or cause their respective equity owners, to, enforce their respective rights in connection with a breach of such confidentiality obligations by any Person receiving Confidential Information pursuant to this clause (i), and (ii) to a bona fide potential purchaser of Membership Interests held by such Member if such bona fide potential purchaser executes a confidentiality agreement with such Member containing terms at least as protective as the terms set forth in this Section 11.14 and which, among other things, provides for third-party beneficiary rights in favor of the Company to enforce the terms thereof. As used herein, “Confidential Information” means all information, knowledge, systems or data relating to the business, operations, finances, policies, strategies, intentions or inventions of the Company (including any of the terms of this Agreement and any information provided pursuant to Article VIII) from whatever source obtained, except for any such information, knowledge, systems or data which at the time of disclosure was in the public domain or otherwise in the possession of the disclosing Person unless such information, knowledge, systems or data was placed into the public domain or became known to such disclosing Person in violation of any non- disclosure obligation, including this Section 11.14. Each Member agrees that money damages would not be a sufficient remedy for any breach of this Section 11.14 by a Member, and that in addition to all other remedies, the Company shall be entitled to injunctive or other equitable relief as a remedy for any such

25 breach. Each Member agrees not to oppose the granting of such relief and agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. (b) If any Member is required by applicable law to disclose any Confidential Information, it must, to the extent permitted by applicable law, first provide notice reasonably in advance to the Company with respect to the content of the proposed disclosure, the reasons that such disclosure is required by law and the time and place that the disclosure will be made. Such Member shall cooperate, at the Company’s sole cost and expense, with the Company to obtain confidentiality agreements or arrangements with respect to any legally mandated disclosure and in any event shall disclose only such information as is required by applicable law when required to do so. (c) Each Member shall indemnify each other Member and the Company for any Damages incurred, suffered or sustained by any of them as a result of any breach by such Member of this Section 11.14. * * * * *

Signature Page to Amended & Restated Limited Liability Company Agreement of Ferrara Bros., LLC IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written. COMPANY: FERRARA BROS., LLC By: /s/ Kevin R. Kohutek Name: Kevin R. Kohutek Title: Vice President

Signature Page to Amended & Restated Limited Liability Company Agreement of Ferrara Bros., LLC MEMBERS: USC ATLANTIC, INC. By: /s/ Kevin R. Kohutek Name: Kevin R. Kohutek Title: Vice President

Signature Page to Amended & Restated Limited Liability Company Agreement of Ferrara Bros., LLC 2G FB LLC By: /s/ Joseph J. Ferrara Name: Joseph J. Ferrara Title: Manager

Schedule 3.1(B) (Dated April 14, 2015) Owner Address Initial Capital Contribution Class A Membership Interests Class B Membership Interests USC ATLANTIC, INC. 331 N. Main Street Euless, Texas 76039 Attn.: CEO and President with a copy to: 331 N. Main Street Euless, Texas 76039 Attn.: General Counsel $60,000,000 60,000 0 2G FB LLC Ferrara Family Holding Corp. $0 0 35,000